UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Hong T. Le

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds® Developing World Growth and Income Fund Annual report for the year ended November 30, 2023

Invest in the dividends
of a growing and
developing world

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2023 (the most recent calendar quarter-end):

	1 year	5 years	Lifetime (since 2/3/14)

Class F-2 shares	11.68%	3.60%	2.25%
Class A shares (Reflecting 5.75% maximum sales charge)	4.83	2.08	1.34

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.86% for Class F-2 shares and 1.21% for Class A shares as of the prospectus dated February 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of November 30, 2023, was 2.47% for Class F-2 shares and 1.99% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share value reflects the 5.75% maximum sales charge.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

9	Financial statements

29	Board of trustees and other officers

Fellow investors:

Emerging markets stocks advanced during American Funds Developing World Growth and Income Fund’s fiscal year, although they lagged their developed market counterparts.

Developing World Growth and Income Fund Class F-2 shares gained 6.15% for the 12-month reporting period ended November 30, 2023, assuming reinvestment of the dividend of approximately 20 cents a share. By comparison, the unmanaged MSCI Emerging Markets Index1, which measures markets in 24 countries, rose 4.21%.

Developing World Growth and Income Fund invests primarily in developing world companies that have potential for growth and the capacity to pay dividends. By balancing long-term growth of capital and current income, the strategy seeks to reduce the effects of volatility typically associated with emerging markets investing.

Market review

During the 12-month period, emerging markets stocks rose modestly against a backdrop of concerns about a continued slowdown in China and the potential implications of less accommodative U.S. monetary policy.

The U.S. dollar had mixed performance against most emerging markets currencies for the period. The Brazilian real, Mexican peso, Indonesian rupiah and euro each gained against the dollar, while the Indian rupee, South African rand and Nigerian naira declined.

Results at a glance

For periods ended November 30, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class F-2 shares)	6.15%	–4.09%	2.26%	1.89%
American Funds Developing World Growth and Income Fund (Class A shares)	5.78	–4.41	1.93	1.58
MSCI Emerging Markets Index[1]	4.21	–4.04	2.34	3.12

Past results are not predictive of results in future periods.

[1]	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging markets (EM) countries. With 1,437 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.

American Funds Developing World Growth and Income Fund	1

Chinese stocks fell 4.27%, hurt by sharp losses in the real estate, materials and industrials sectors. The MSCI China Index2 fell steadily beginning in late January as post-COVID reopening failed to spur long-muted consumer confidence and woes in the highly indebted property sector persisted. The weakness was broad-based, with most sectors declining; communication services and energy were the notable exceptions. Government efforts to boost economic activity continued to be measured. China’s economy grew an annualized 4.9% from July through September, slower than the 6.3% rate in the April to June period.

Elsewhere in Asia, Taiwanese stocks rose 16.88%, boosted by strong demand for semiconductor-related components.

Indian equities advanced during the fund’s fiscal year. The MSCI India Index3 gained 5.63%. India’s government has ushered in pro-business reforms that have accelerated growth by facilitating the expansion of credit and bringing large swaths of the economy into the formal sector. Production-linked incentive programs designed to elevate India’s domestic manufacturing base are also gaining traction. India’s gross domestic product (GDP) grew 7.6% in the July-September quarter, led by strength in manufacturing and investments.

In Brazil, stocks gained 20.15%. The MSCI Brazil Index4 advanced sharply during the reporting period as early fears over policy concerns arising from the October 2022 presidential election gave way to renewed optimism over falling inflation, improving fiscal and current account outlooks and higher-than-expected GDP growth. The central bank lowered the benchmark Selic rate by 150 basis points (bps) to 12.25% during the period. The Brazilian real gained 6.6% against the U.S. dollar.

Indonesian equities fell 1.61%, holding up well relative to other southeast Asian markets. Most sectors declined, with the notable exception of financials, the largest sector in the MSCI Indonesia Index5 by market capitalization. Bank Indonesia raised its benchmark rate four times to end the year at 6.00%.

Inside the portfolio

Relative returns, or the difference between the fund’s performance against their benchmark, was helped by stock selection and underweight positioning in China as the country’s equity market broadly declined. A larger-than-benchmark position in video game and online services company NetEase was the leading contributor to returns on a relative basis. NetEase shares rallied as the government lifted restrictions on game licensing, enabling the company to release a new mobile game that quickly achieved widespread popularity.

Brazilian telecommunication services provider TIM contributed to portfolio returns. TIM reported a second-quarter net profit more than double the previous year’s figure, owing to strong performance in its mobile phone business and lower costs. The company has grown its service revenue while maintaining a high degree of profitability.

In the information technology sector, shares of Asia’s largest semiconductor equipment maker, Tokyo Electron, rallied late in the period as the company raised its full-year earnings and revenue targets, citing strong demand from China. The company expects this trend to continue alongside strong momentum surrounding automotive and industrial applications. The fund’s investment in Tokyo Electron, which is not in the MSCI Emerging Markets Index, contributed to relative results.

In contrast, positioning in Brazilian consumer discretionary and health care companies detracted from portfolio results.

An off-benchmark position in Brazilian retail and e-commerce chain Americanas weighed on results. In September, the country’s securities regulator agreed to reduce or erase punitive actions related to ongoing investigations into accounting irregularities at the retailer. Late in the period, Americanas reached an agreement with creditors to restructure a large portion of its debt, suggesting the company was moving toward an eventual exit from bankruptcy protection.

Elsewhere in Brazil, the fund’s overweight position in pharmaceutical firm Hypera detracted from relative results. Hypera shares declined sharply in October following the announcement of weaker third-quarter earnings owing to a drop in sales of flu medicines. In addition to lowering sales guidance, management also reduced guidance for net income, further weighing on the company’s shares.

In China, shares of gas distributor ENN Energy fell sharply in August after the company announced weaker-than-expected earnings and warned sales would decline as a result of the country’s economic slowdown and high procurement costs. The company reported plans to increase prices to offset a decline in volumes. The fund’s overweight position in ENN Energy hurt relative performance.

[2]	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g., ADRs). With 765 constituents, the index covers about 85% of this China equity universe. Currently, the index includes Large Cap A and Mid Cap A shares represented at 20% of their free-float-adjusted market capitalization.
[3]	The MSCI India Index is designed to measure the performance of the large- and mid-cap segments of the Indian market. With 122 constituents, the index covers approximately 85% of the Indian equity universe.
[4]	The MSCI Brazil Index is designed to measure the performance of the large- and mid-cap segments of the Brazilian market. With 47 constituents, the index covers about 85% of the Brazilian equity universe.
[5]	The MSCI Indonesia Index is designed to measure the performance of the large- and mid-cap segments of the Indonesian market. With 22 constituents, the index covers about 85% of the Indonesian equity universe.

Past results are not predictive of results in future periods.

2	American Funds Developing World Growth and Income Fund

Looking ahead

Emerging markets continue to present a large and diverse set of investment opportunities. The fund’s portfolio managers invest on a company-by-company basis, focusing on those with the potential for multiple expansion — the prospect of stock price appreciation that outpaces earnings growth — strong prospects for growth and a disciplined approach to growing dividends over time.

From a valuation standpoint, emerging markets trade at a historically large discount relative to their developed-market counterparts. At the same time, several emerging markets, including India, Indonesia, and to a lesser extent Brazil and China, are doing the hard work of structural reform, suggesting they might be poised for stronger growth. Strengthening emerging-market currencies could also be a tailwind, potentially boosting returns for stocks with higher dividend yields.

India continues to show promise as the infrastructure development and wide-reaching reforms of the past few years bear fruit. Strong political leadership and a growing middle class have contributed to increases in industrial activity, investment and private consumption. Portfolio managers favor select banks, online travel services, wireless communications and beverage companies.

China’s weight in the portfolio declined during the period. The country’s recent slowdown brings to light several considerations for investing in developing markets. These include assessment of the degree to which economic changes are cyclical or structural, and the willingness of governments to intervene and institute reforms that might slow growth in the short term but are much needed for long-term viability.

Portfolio managers have been seeking to position for a broader potential recovery in emerging markets. Along those lines, they have pursued select non-benchmark investments in Africa and eastern Europe, among others.

The fund’s largest area of investment is the financials sector, which accounts for approximately 26% of the fund’s net assets. Managers favor several banks located in Brazil, Indonesia and South Korea. Insurance companies, primarily those selling products to high-net-worth individuals in China and across greater Asia, are also a conviction.

Several semiconductor & semiconductor equipment companies are core holdings. Managers favor certain Asia-based companies in the foundry and production equipment industries.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Sincerely,

F. Chapman Taylor
President

January 9, 2024

For current information about the fund, refer to capitalgroup.com.

Past results are not predictive of results in future periods.

American Funds Developing World Growth and Income Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period February 3, 2014, to November 30, 2023, with all distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on a hypothetical $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index. Source: MSCI.
[3]	For the period February 3, 2014, commencement of operations, through November 30, 2014.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2023)

	1 year	5 years	Lifetime (since 2/3/14)

Class F-2 shares	6.15%	2.26%	1.89%
Class A shares*	–0.34	0.74	0.97

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	American Funds Developing World Growth and Income Fund

Investment portfolio November 30, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	22.01%
Brazil	12.93
India	10.58
Indonesia	7.11
Mexico	6.91
Taiwan	6.84
South Korea	4.88
Hong Kong	3.75
France	3.02
Other countries	19.33
Short-term securities & other assets less liabilities	2.64

Common stocks 94.45%	Shares	Value (000)
Financials 23.55%
Hana Financial Group, Inc.	1,486,742	$47,997
AIA Group, Ltd.	4,994,967	43,099
Ping An Insurance (Group) Company of China, Ltd., Class H	9,006,000	41,506
Bank Mandiri (Persero) Tbk PT	104,475,706	39,406
HDFC Bank, Ltd.	1,814,963	33,925
Bank Central Asia Tbk PT	45,564,000	26,366
Halyk Savings Bank of Kazakhstan OJSC (GDR)[1]	907,400	13,157
Halyk Savings Bank of Kazakhstan OJSC (GDR)	775,837	11,250
ICICI Bank, Ltd.	1,625,941	18,229
ICICI Bank, Ltd. (ADR)	263,767	5,848
Grupo Financiero Banorte, SAB de CV, Series O	2,015,349	18,741
Patria Investments, Ltd., Class A	1,275,754	18,065
Kotak Mahindra Bank, Ltd.	745,318	15,689
Angel One, Ltd.	419,089	15,414
Industrial and Commercial Bank of China, Ltd., Class H	30,812,300	14,753
Nova Ljubljanska Banka dd (GDR)	768,935	13,810
Erste Group Bank AG	317,375	12,820
Discovery, Ltd.	1,708,178	12,055
Guaranty Trust Holding Co. PLC	307,903,264	10,112
BDO Unibank, Inc.	3,900,230	9,383
Bank of Baroda	2,972,400	7,025
Banco Bilbao Vizcaya Argentaria, SA	636,226	5,891
B3 SA - Brasil, Bolsa, Balcao	2,026,558	5,476
TCS Group Holding PLC (GDR)[1,2]	157,995	3,539
360 ONE WAM, Ltd.	515,357	3,537
Akbank TAS	2,650,179	3,088
KB Financial Group, Inc.	75,321	3,059
City Union Bank, Ltd.	1,305,600	2,291
Cholamandalam Investment and Finance Co., Ltd.	156,876	2,102
HDFC Life Insurance Co., Ltd.	12	—	[3]
Moscow Exchange MICEX-RTS PJSC[4]	2,020,003	—	[3]
Sberbank of Russia PJSC[4]	17,138,527	—	[3]
		457,633

Communication services 14.48%
NetEase, Inc.	1,614,977	36,450
NetEase, Inc. (ADR)	186,210	21,131
TIM SA	11,702,513	40,989
Singapore Telecommunications, Ltd.	17,384,700	30,021
Tencent Holdings, Ltd.	639,602	26,775
Bharti Airtel, Ltd.	2,119,916	25,794
MTN Group, Ltd.	4,591,151	25,071
América Móvil, SAB de CV, Class B (ADR)	899,845	16,350
Airtel Africa PLC	10,984,800	15,185
PT Surya Citra Media Tbk	1,455,690,100	14,735
KT Corp.	297,480	7,736
Yandex NV, Class A2	459,157	7,044

American Funds Developing World Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Telefônica Brasil SA, ordinary nominative shares	543,256	$5,823
Saudi Telecom Co., non-registered shares	426,161	4,368
Telkom Indonesia (Persero) Tbk PT, Class B	16,533,700	4,008
		281,480

Consumer discretionary 11.10%
Alibaba Group Holding, Ltd.	2,335,700	21,753
Alibaba Group Holding, Ltd. (ADR)	124,622	9,332
MakeMyTrip, Ltd.[2]	719,441	30,382
Midea Group Co., Ltd., Class A	3,858,551	27,959
MercadoLibre, Inc.[2]	11,844	19,193
Galaxy Entertainment Group, Ltd.	3,548,000	18,350
Lojas Renner SA	5,073,671	16,874
H World Group, Ltd. (ADR)	337,508	12,346
Bloomberry Resorts Corp.[2]	66,381,500	11,544
Shenzhou International Group Holdings, Ltd.	889,300	8,926
Coupang, Inc., Class A2	471,046	7,197
Magazine Luiza SA2	16,980,159	6,969
Li Ning Co., Ltd.	2,270,000	6,321
Trip.com Group, Ltd. (ADR)[2]	151,600	5,333
Momo.com, Inc.	310,276	5,145
BYD Co., Ltd., Class H	86,500	2,326
BYD Co., Ltd., Class A	43,800	1,223
China Tourism Group Duty Free Corp., Ltd., Class H	197,450	2,149
China Tourism Group Duty Free Corp., Ltd., Class A	102,090	1,276
Americanas SA, ordinary nominative shares[2]	5,604,585	1,047
		215,645

Information technology 9.51%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,918,100	90,837
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	176,670	17,192
Tokyo Electron, Ltd.	226,700	36,736
Samsung Electronics Co., Ltd.	251,802	14,208
Capgemini SE	39,719	8,128
ASML Holding NV	9,610	6,517
E Ink Holdings, Inc.	1,013,000	5,934
Vanguard International Semiconductor Corp.	2,098,800	5,361
		184,913

Health care 8.73%
Jiangsu Hengrui Medicine Co., Ltd., Class A	6,115,369	41,181
Hypera SA, ordinary nominative shares	4,750,034	32,600
BeiGene, Ltd. (ADR)[2]	149,378	27,925
BeiGene, Ltd.[2]	234,946	3,365
Rede D’Or Sao Luiz SA	5,104,867	27,588
Innovent Biologics, Inc.[2]	4,309,500	25,268
Kalbe Farma Tbk PT	84,915,900	8,842
Legend Biotech Corp. (ADR)[2]	47,737	2,903
		169,672

Industrials 7.57%
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	1,535,506	23,389
International Container Terminal Services, Inc.	4,925,570	19,156
Airbus SE, non-registered shares	122,090	18,100
Shenzhen Inovance Technology Co., Ltd., Class A	1,639,125	15,173
Jiangsu Hengli Hydraulic Co., Ltd., Class A	1,715,361	13,543
CCR SA, ordinary nominative shares	4,587,172	12,619
InPost SA2	951,476	11,217
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	981,523	8,912
AirTAC International Group	242,700	8,429
Haitian International Holdings, Ltd.	3,304,000	8,417
Contemporary Amperex Technology Co., Ltd., Class A	196,128	4,593
DKSH Holding AG	27,488	1,813
Wizz Air Holdings PLC[2]	74,700	1,776
		147,137

6	American Funds Developing World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.00%
Indofood CBP Sukses Makmur Tbk PT	28,938,600	$21,550
Kweichow Moutai Co., Ltd., Class A	65,573	16,474
Philip Morris International, Inc.	156,694	14,629
Godrej Consumer Products, Ltd.	991,176	11,983
Varun Beverages, Ltd.	884,030	11,714
First Pacific Co., Ltd.	28,805,033	11,395
Fomento Económico Mexicano, SAB de CV	855,900	10,885
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	3,549,725	7,182
KT&G Corp.	95,826	6,551
Coca-Cola HBC AG (CDI)	191,900	5,320
Arca Continental, SAB de CV	449,349	4,588
Carlsberg A/S, Class B	31,300	3,876
ITC, Ltd.	735,447	3,843
Foshan Haitian Flavouring and Food Co., Ltd., Class A	550,561	2,942
X5 Retail Group NV (GDR)[2]	100,496	1,636
Proya Cosmetics Co., Ltd., Class A	102,980	1,493
		136,061

Energy 4.39%
TotalEnergies SE	478,087	32,400
AKR Corporindo Tbk PT	250,867,800	23,210
Saudi Arabian Oil Co.	1,772,324	15,685
INPEX Corp.	626,300	8,829
Reliance Industries, Ltd.	183,200	5,223
Gazprom PJSC[2,4]	4,615,160	—	[3]
Rosneft Oil Co. PJSC[4]	705,296	—	[3]
		85,347

Real estate 3.40%
Prologis Property Mexico, SA de CV, REIT	7,525,016	32,399
ALLOS SA, ordinary nominative shares	3,761,286	19,548
Corp. Inmobiliaria Vesta, SAB de CV (ADR)	163,968	6,196
Corp. Inmobiliaria Vesta, SAB de CV	1,493,922	5,636
Longfor Group Holdings, Ltd.	1,304,000	2,310
		66,089

Materials 3.25%
Barrick Gold Corp.	1,104,306	19,425
Vale SA (ADR), ordinary nominative shares	846,342	12,695
Vale SA, ordinary nominative shares	438,417	6,578
Glencore PLC	1,594,777	8,895
Fresnillo PLC	708,390	5,212
China Resources Cement Holdings, Ltd.	14,400,000	3,318
Anhui Conch Cement Co., Ltd., Class H	1,186,500	2,777
Loma Negra Compania Industrial Argentina SA (ADR)	359,405	2,343
Albemarle Corp.	16,407	1,990
Alrosa PJSC[4]	9,682,504	—	[3]
		63,233

Utilities 1.47%
Power Grid Corporation of India, Ltd.	5,056,606	12,670
ENN Energy Holdings, Ltd.	1,204,745	8,359
China Resources Gas Group, Ltd.	2,371,200	7,437
		28,466

Total common stocks (cost: $1,705,508,000)		1,835,676

Preferred securities 2.71%
Information technology 0.42%
Samsung Electronics Co., Ltd., nonvoting preferred shares	182,632	8,196

Financials 2.17%
Banco Bradesco SA, preferred nominative shares	12,734,213	42,093

American Funds Developing World Growth and Income Fund	7

Preferred securities (continued)	Shares		Value (000)
Materials 0.12%
Gerdau SA, preferred nominative shares		546,000	$2,424

Total preferred securities (cost: $45,314,000)			52,713

Rights & warrants 0.04%
Consumer discretionary 0.04%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,2]		103,800	752

Total rights & warrants (cost: $780,000)			752

Bonds, notes & other debt instruments 0.16%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.16%
Colombia (Republic of) 8.00% 4/20/2033	USD	3,000	3,121

Total bonds, notes & other debt instruments (cost: $3,050,000)			3,121

Short-term securities 2.21%		Shares
Money market investments 2.21%
Capital Group Central Cash Fund 5.46%[5,6]		430,326	43,033

Total short-term securities (cost: $43,033,000)			43,033
Total investment securities 99.57% (cost: $1,797,685,000)			1,935,295
Other assets less liabilities 0.43%			8,334

Net assets 100.00%			$1,943,629

Investments in affiliates6

	Value at 12/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 11/30/2023 (000)	Dividend or interest income (000)
Short-term securities 2.21%
Money market investments 2.21%
Capital Group Central Cash Fund 5.46%[5]	$59,948	$390,094	$407,021	$15	$(3)	$43,033	$3,464

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,448,000, which represented .90% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Amount less than one thousand.
[4]	Value determined using significant unobservable inputs.
[5]	Rate represents the seven-day yield at 11/30/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

8	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,754,652)	$1,892,262
Affiliated issuers (cost: $43,033)	43,033	$1,935,295
Cash		9,235
Cash denominated in currencies other than U.S. dollars (cost: $5,101)		2,748
Receivables for:
Sales of investments	3,214
Sales of fund’s shares	1,052
Dividends and interest	4,920
Other	32	9,218
		1,956,496
Liabilities:
Payables for:
Purchases of investments	1,287
Repurchases of fund’s shares	1,624
Investment advisory services	1,020
Services provided by related parties	312
Trustees’ deferred compensation	626
Non-U.S. taxes	7,849
Other	149	12,867
Net assets at November 30, 2023		$1,943,629

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,248,483
Total accumulated loss		(304,854)
Net assets at November 30, 2023		$1,943,629

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (194,300 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$995,682	99,529	$10.00
Class C	27,810	2,809	9.90
Class T	10	1	10.00
Class F-1	25,178	2,514	10.01
Class F-2	400,380	39,995	10.01
Class F-3	388,457	38,827	10.00
Class 529-A	37,902	3,792	9.99
Class 529-C	1,421	144	9.89
Class 529-E	1,281	128	9.99
Class 529-T	11	1	10.00
Class 529-F-1	9	1	10.00
Class 529-F-2	8,779	877	10.01
Class 529-F-3	10	1	10.01
Class R-1	645	65	9.92
Class R-2	8,782	889	9.88
Class R-2E	338	34	9.95
Class R-3	10,866	1,089	9.98
Class R-4	5,611	561	10.00
Class R-5E	2,169	217	9.99
Class R-5	4,538	453	10.01
Class R-6	23,750	2,373	10.01

Refer to the notes to financial statements.

American Funds Developing World Growth and Income Fund	9

Financial statements (continued)

Statement of operations for the year ended November 30, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,951; also includes $3,464 from affiliates)	$61,733
Interest from unaffiliated issuers	901
Securities lending income (net of fees)	42	$62,676
Fees and expenses*:
Investment advisory services	13,264
Distribution services	3,155
Transfer agent services	2,997
Administrative services	613
529 plan services	30
Reports to shareholders	181
Registration statement and prospectus	232
Trustees’ compensation	45
Auditing and legal	56
Custodian	843
Other	110	21,526
Net investment income		41,150

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $4,671):
Unaffiliated issuers	(8,765)
Affiliated issuers	15
Currency transactions	77	(8,673)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $7,727):
Unaffiliated issuers	86,026
Affiliated issuers	(3)
Currency translations	(922)	85,101
Net realized loss and unrealized appreciation		76,428

Net increase in net assets resulting from operations		$117,578

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2023	2022
Operations:
Net investment income	$41,150	$34,065
Net realized loss	(8,673)	(193,965)
Net unrealized appreciation (depreciation)	85,101	(514,201)
Net increase (decrease) in net assets resulting from operations	117,578	(674,101)

Distributions paid to shareholders	(36,494)	(28,369)

Net capital share transactions	(190,111)	(229,239)

Total decrease in net assets	(109,027)	(931,709)

Net assets:
Beginning of year	2,052,656	2,984,365
End of year	$1,943,629	$2,052,656

Refer to the notes to financial statements.

10	American Funds Developing World Growth and Income Fund

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Developing World Growth and Income Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

12	American Funds Developing World Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$454,094	$3,539	—	*	$457,633
Communication services	274,436	7,044	—		281,480
Consumer discretionary	215,645	—	—		215,645
Information technology	184,913	—	—		184,913
Health care	169,672	—	—		169,672
Industrials	147,137	—	—		147,137
Consumer staples	134,425	1,636	—		136,061
Energy	85,347	—	—	*	85,347
Real estate	66,089	—	—		66,089
Materials	63,233	—	—	*	63,233
Utilities	28,466	—	—		28,466
Preferred securities	52,713	—	—		52,713
Rights & warrants	—	752	—		752
Bonds, notes & other debt instruments	—	3,121	—		3,121
Short-term securities	43,033	—	—		43,033
Total	$1,919,203	$16,092	$—	*	$1,935,295

*	Amount less than one thousand.

American Funds Developing World Growth and Income Fund	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

14	American Funds Developing World Growth and Income Fund

Exposure to country, region, industry or sector — Subject to its investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2023, the fund did not have any securities out on loan.

American Funds Developing World Growth and Income Fund	15

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended November 30, 2023, the fund recognized $121,000 in reclaims (net of $1,000 in fees and the effect of realized gain or loss from currency translations) and $8,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2023, the fund reclassified $231,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$6,404
Capital loss carryforward*	(436,374)
Gross unrealized appreciation on investments	381,720
Gross unrealized depreciation on investments	(245,931)
Net unrealized appreciation on investments	135,789
Cost of investments	1,799,506

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

16	American Funds Developing World Growth and Income Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30,
Share class	2023		2022
Class A	$16,945		$12,295
Class C	332		192
Class T	—	†	—	†
Class F-1	496		406
Class F-2	8,271		7,053
Class F-3	8,632		7,250
Class 529-A	628		416
Class 529-C	16		7
Class 529-E	19		12
Class 529-T	—	†	—	†
Class 529-F-1	—	†	—	†
Class 529-F-2	169		109
Class 529-F-3	—	†	—	†
Class R-1	8		3
Class R-2	100		46
Class R-2E	6		5
Class R-3	154		86
Class R-4	99		70
Class R-5E	40		22
Class R-5	94		72
Class R-6	485		325
Total	$36,494		$28,369

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.649% on the first $15 billion of daily net assets and decreasing to 0.615% on such assets in excess of $15 billion. For the year ended November 30, 2023, the investment advisory services fees were $13,264,000, which were equivalent to an annualized rate of 0.649% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

American Funds Developing World Growth and Income Fund	17

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended November 30, 2023, the 529 plan services fees were $30,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

For the year ended November 30, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$2,505	$2,252		$313		Not applicable
Class C	330	73		10		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	72	40		9		Not applicable
Class F-2	Not applicable	465		126		Not applicable
Class F-3	Not applicable	21		124		Not applicable
Class 529-A	83	77		12		$23
Class 529-C	17	3		—	*	1
Class 529-E	7	1		—	*	1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	5		2		5
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	7	1		—	*	Not applicable
Class R-2	65	29		3		Not applicable
Class R-2E	2	1		—	*	Not applicable
Class R-3	53	16		3		Not applicable
Class R-4	14	6		2		Not applicable
Class R-5E	Not applicable	3		1		Not applicable
Class R-5	Not applicable	3		1		Not applicable
Class R-6	Not applicable	1		7		Not applicable
Total class-specific expenses	$3,155	$2,997		$613		$30

*	Amount less than one thousand.

18	American Funds Developing World Growth and Income Fund

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $45,000 in the fund’s statement of operations reflects $10,000 in current fees (either paid in cash or deferred) and a net increase of $35,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $20,440,000 and $11,460,000, respectively, which generated $274,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2023.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended November 30, 2023.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

American Funds Developing World Growth and Income Fund	19

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2023

Class A	$79,054	7,973	$16,819		1,721		$(193,863)	(19,656)	$(97,990)	(9,962)
Class C	3,645	371	330		34		(16,458)	(1,684)	(12,483)	(1,279)
Class T	—	—	—		—		—	—	—	—
Class F-1	6,706	675	494		50		(13,424)	(1,353)	(6,224)	(628)
Class F-2	71,730	7,242	8,143		834		(108,082)	(10,983)	(28,209)	(2,907)
Class F-3	60,159	6,133	8,619		884		(113,844)	(11,559)	(45,066)	(4,542)
Class 529-A	4,675	472	628		64		(6,707)	(676)	(1,404)	(140)
Class 529-C	412	42	16		2		(959)	(98)	(531)	(54)
Class 529-E	98	10	19		2		(198)	(20)	(81)	(8)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	1,749	174	169		17		(1,445)	(147)	473	44
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	87	9	8		1		(176)	(18)	(81)	(8)
Class R-2	1,920	198	100		10		(2,051)	(208)	(31)	— †
Class R-2E	58	6	5		1		(173)	(18)	(110)	(11)
Class R-3	1,917	194	153		16		(1,921)	(196)	149	14
Class R-4	640	64	99		10		(1,067)	(107)	(328)	(33)
Class R-5E	759	77	40		4		(454)	(46)	345	35
Class R-5	363	37	93		9		(797)	(79)	(341)	(33)
Class R-6	8,042	801	481		50		(6,722)	(682)	1,801	169
Total net increase (decrease)	$242,014	24,478	$36,216		3,709		$(468,341)	(47,530)	$(190,111)	(19,343)

Year ended November 30, 2022

Class A	$141,200	13,983	$12,201		1,168		$(234,249)	(23,747)	$(80,848)	(8,596)
Class C	3,348	328	191		17		(26,632)	(2,733)	(23,093)	(2,388)
Class T	—	—	—		—		—	—	—	—
Class F-1	7,204	710	405		39		(14,873)	(1,514)	(7,264)	(765)
Class F-2	112,481	11,126	6,967		671		(190,947)	(20,160)	(71,499)	(8,363)
Class F-3	124,106	12,446	7,228		698		(177,689)	(18,399)	(46,355)	(5,255)
Class 529-A	5,233	507	416		40		(5,445)	(527)	204	20
Class 529-C	369	37	7		1		(1,021)	(100)	(645)	(62)
Class 529-E	86	8	12		1		(139)	(13)	(41)	(4)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	2,175	212	109		11		(1,365)	(130)	919	93
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	54	5	3		—	†	(64)	(7)	(7)	(2)
Class R-2	2,543	251	46		4		(4,448)	(451)	(1,859)	(196)
Class R-2E	96	10	4		—	†	(272)	(31)	(172)	(21)
Class R-3	3,027	295	86		8		(3,284)	(314)	(171)	(11)
Class R-4	1,272	119	70		7		(1,365)	(136)	(23)	(10)
Class R-5E	555	55	22		2		(415)	(39)	162	18
Class R-5	1,257	116	72		7		(984)	(102)	345	21
Class R-6	4,801	473	325		31		(4,018)	(403)	1,108	101
Total net increase (decrease)	$409,807	40,681	$28,164		2,705		$(667,210)	(68,806)	$(229,239)	(25,420)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $720,206,000 and $915,423,000, respectively, during the year ended November 30, 2023.

20	American Funds Developing World Growth and Income Fund

Financial highlights

		Income (loss) from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
11/30/2023	$9.61	$.18	$.37	$.55	$(.16)	$10.00	5.78%	$996		1.21%		1.21%		1.86%
11/30/2022	12.48	.13	(2.89)	(2.76)	(.11)	9.61	(22.21)	1,052		1.23		1.23		1.30
11/30/2021	11.86	.12	.61	.73	(.11)	12.48	6.15	1,474		1.26		1.26		.89
11/30/2020	10.67	.12	1.18	1.30	(.11)	11.86	12.26	1,398		1.27		1.27		1.12
11/30/2019	9.70	.20	.98	1.18	(.21)	10.67	12.24	1,442		1.29		1.29		1.92
Class C:
11/30/2023	9.52	.11	.37	.48	(.10)	9.90	5.04	28		1.96		1.96		1.09
11/30/2022	12.38	.05	(2.88)	(2.83)	(.03)	9.52	(22.88)	39		2.00		2.00		.50
11/30/2021	11.78	.02	.61	.63	(.03)	12.38	5.36	80		1.99		1.99		.16
11/30/2020	10.61	.04	1.17	1.21	(.04)	11.78	11.48	86		2.02		2.02		.37
11/30/2019	9.66	.12	.97	1.09	(.14)	10.61	11.31	96		2.06		2.06		1.14
Class T:
11/30/2023	9.60	.21	.38	.59	(.19)	10.00	6.20 [5]	—	[6]	.93	[5]	.93	[5]	2.13	[5]
11/30/2022	12.48	.16	(2.91)	(2.75)	(.13)	9.60	(22.08)[5]	—	[6]	.97	[5]	.97	[5]	1.57	[5]
11/30/2021	11.86	.15	.61	.76	(.14)	12.48	6.40 [5]	—	[6]	1.01	[5]	1.01	[5]	1.12	[5]
11/30/2020	10.67	.14	1.18	1.32	(.13)	11.86	12.57 [5]	—	[6]	1.01	[5]	1.01	[5]	1.38	[5]
11/30/2019	9.70	.22	.98	1.20	(.23)	10.67	12.52 [5]	—	[6]	1.05	[5]	1.05	[5]	2.17	[5]
Class F-1:
11/30/2023	9.62	.19	.37	.56	(.17)	10.01	5.85	25		1.14		1.14		1.93
11/30/2022	12.49	.14	(2.90)	(2.76)	(.11)	9.62	(22.18)	30		1.19		1.19		1.33
11/30/2021	11.87	.12	.62	.74	(.12)	12.49	6.17	49		1.23		1.23		.92
11/30/2020	10.68	.12	1.18	1.30	(.11)	11.87	12.29	57		1.22		1.22		1.17
11/30/2019	9.71	.20	.98	1.18	(.21)	10.68	12.25	67		1.26		1.26		1.96
Class F-2:
11/30/2023	9.62	.22	.37	.59	(.20)	10.01	6.15	400		.86		.86		2.21
11/30/2022	12.49	.16	(2.89)	(2.73)	(.14)	9.62	(21.94)	413		.92		.92		1.63
11/30/2021	11.87	.16	.61	.77	(.15)	12.49	6.46	641		.95		.95		1.19
11/30/2020	10.68	.15	1.18	1.33	(.14)	11.87	12.62	588		.95		.95		1.43
11/30/2019	9.71	.22	.98	1.20	(.23)	10.68	12.55	593		1.00		1.00		2.17
Class F-3:
11/30/2023	9.61	.23	.37	.60	(.21)	10.00	6.28	388		.76		.76		2.32
11/30/2022	12.49	.18	(2.91)	(2.73)	(.15)	9.61	(21.93)	417		.81		.81		1.74
11/30/2021	11.87	.17	.61	.78	(.16)	12.49	6.57	607		.85		.85		1.29
11/30/2020	10.67	.16	1.19	1.35	(.15)	11.87	12.85	556		.87		.86		1.53
11/30/2019	9.71	.24	.97	1.21	(.25)	10.67	12.57	546		.90		.89		2.35
Class 529-A:
11/30/2023	9.60	.18	.37	.55	(.16)	9.99	5.78	38		1.23		1.23		1.85
11/30/2022	12.48	.13	(2.90)	(2.77)	(.11)	9.60	(22.30)	38		1.26		1.26		1.29
11/30/2021	11.86	.11	.62	.73	(.11)	12.48	6.11	49		1.28		1.28		.86
11/30/2020	10.66	.11	1.19	1.30	(.10)	11.86	12.34	43		1.29		1.29		1.09
11/30/2019	9.70	.19	.97	1.16	(.20)	10.66	12.10	40		1.32		1.32		1.89

Refer to the end of the table for footnotes.

American Funds Developing World Growth and Income Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
11/30/2023	$9.51	$.10		$.38	$.48	$(.10)	$9.89	5.02%		$1		2.01%		2.01%		1.05%
11/30/2022	12.36	.05		(2.87)	(2.82)	(.03)	9.51	(22.91)		2		2.04		2.04		.47
11/30/2021	11.77	.01		.61	.62	(.03)	12.36	5.32		3		2.04		2.04		.11
11/30/2020	10.60	.04		1.17	1.21	(.04)	11.77	11.43		4		2.07		2.07		.41
11/30/2019	9.65	.11		.97	1.08	(.13)	10.60	11.29		5		2.10		2.10		1.11
Class 529-E:
11/30/2023	9.60	.17		.37	.54	(.15)	9.99	5.62		1		1.38		1.38		1.68
11/30/2022	12.47	.11		(2.89)	(2.78)	(.09)	9.60	(22.38)		1		1.41		1.41		1.12
11/30/2021	11.85	.09		.62	.71	(.09)	12.47	5.98		2		1.44		1.44		.70
11/30/2020	10.65	.10		1.19	1.29	(.09)	11.85	12.18		1		1.44		1.44		.96
11/30/2019	9.69	.18		.97	1.15	(.19)	10.65	11.93		1		1.48		1.48		1.73
Class 529-T:
11/30/2023	9.60	.20		.38	.58	(.18)	10.00	6.14	[5]	—	[6]	.99	[5]	.99	[5]	2.07	[5]
11/30/2022	12.48	.15		(2.90)	(2.75)	(.13)	9.60	(22.12)[5]		—	[6]	1.03	[5]	1.03	[5]	1.51	[5]
11/30/2021	11.86	.14		.62	.76	(.14)	12.48	6.36	[5]	—	[6]	1.05	[5]	1.05	[5]	1.09	[5]
11/30/2020	10.67	.14		1.18	1.32	(.13)	11.86	12.51	[5]	—	[6]	1.06	[5]	1.06	[5]	1.33	[5]
11/30/2019	9.70	.22		.98	1.20	(.23)	10.67	12.47	[5]	—	[6]	1.09	[5]	1.09	[5]	2.11	[5]
Class 529-F-1:
11/30/2023	9.60	.21		.38	.59	(.19)	10.00	6.18	[5]	—	[6]	.95	[5]	.95	[5]	2.11	[5]
11/30/2022	12.48	.16		(2.91)	(2.75)	(.13)	9.60	(22.10)[5]		—	[6]	.99	[5]	.99	[5]	1.55	[5]
11/30/2021	11.86	.14		.62	.76	(.14)	12.48	6.39	[5]	—	[6]	1.03	[5]	1.03	[5]	1.10	[5]
11/30/2020	10.67	.15		1.17	1.32	(.13)	11.86	12.50	[5]	—	[6]	1.07	[5]	1.07	[5]	1.48	[5]
11/30/2019	9.70	.21		.98	1.19	(.22)	10.67	12.44		6		1.11		1.11		2.04
Class 529-F-2:
11/30/2023	9.61	.22		.38	.60	(.20)	10.01	6.26		9		.87		.87		2.20
11/30/2022	12.49	.17		(2.91)	(2.74)	(.14)	9.61	(22.02)		8		.91		.91		1.66
11/30/2021	11.87	.15		.62	.77	(.15)	12.49	6.44		9		.97		.97		1.16
11/30/2020[7,8]	10.62	—	[9]	1.25	1.25	—	11.87	11.77	[10]	7		.09	[10]	.09	[10]	(.02)[10]
Class 529-F-3:
11/30/2023	9.61	.22		.38	.60	(.20)	10.01	6.31		—	[6]	.83		.83		2.23
11/30/2022	12.49	.17		(2.91)	(2.74)	(.14)	9.61	(21.98)		—	[6]	.86		.86		1.68
11/30/2021	11.87	.16		.62	.78	(.16)	12.49	6.52		—	[6]	.94		.91		1.23
11/30/2020[7,8]	10.62	—	[9]	1.25	1.25	—	11.87	11.77	[10]	—	[6]	.09	[10]	.08	[10]	(.01)[10]
Class R-1:
11/30/2023	9.54	.12		.37	.49	(.11)	9.92	5.16		1		1.85		1.85		1.21
11/30/2022	12.40	.07		(2.89)	(2.82)	(.04)	9.54	(22.75)		1		1.89		1.89		.66
11/30/2021	11.79	.03		.62	.65	(.04)	12.40	5.49		1		1.93		1.93		.23
11/30/2020	10.62	.04		1.18	1.22	(.05)	11.79	11.50		1		1.98		1.98		.40
11/30/2019	9.67	.12		.97	1.09	(.14)	10.62	11.36		1		2.01		2.01		1.22

Refer to the end of the table for footnotes.

22	American Funds Developing World Growth and Income Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
11/30/2023	$9.51	$.12	$.36	$.48	$(.11)	$9.88	5.10%	$9		1.84%	1.84%	1.24%
11/30/2022	12.36	.06	(2.87)	(2.81)	(.04)	9.51	(22.74)	8		1.92	1.92	.62
11/30/2021	11.76	.03	.61	.64	(.04)	12.36	5.44	13		1.94	1.94	.21
11/30/2020	10.59	.05	1.17	1.22	(.05)	11.76	11.58	13		1.94	1.94	.46
11/30/2019	9.64	.13	.96	1.09	(.14)	10.59	11.43	13		1.97	1.97	1.24
Class R-2E:
11/30/2023	9.56	.15	.37	.52	(.13)	9.95	5.50	—	[6]	1.55	1.55	1.53
11/30/2022	12.42	.10	(2.89)	(2.79)	(.07)	9.56	(22.54)	—	[6]	1.62	1.62	.95
11/30/2021	11.81	.06	.62	.68	(.07)	12.42	5.74	1		1.64	1.64	.46
11/30/2020	10.63	.08	1.17	1.25	(.07)	11.81	11.86	1		1.68	1.68	.74
11/30/2019	9.67	.15	.97	1.12	(.16)	10.63	11.72	1		1.71	1.71	1.43
Class R-3:
11/30/2023	9.59	.16	.37	.53	(.14)	9.98	5.61	11		1.40	1.40	1.67
11/30/2022	12.45	.11	(2.89)	(2.78)	(.08)	9.59	(22.38)	10		1.46	1.46	1.07
11/30/2021	11.84	.08	.61	.69	(.08)	12.45	5.83	13		1.49	1.49	.65
11/30/2020	10.64	.09	1.19	1.28	(.08)	11.84	12.15	14		1.50	1.50	.89
11/30/2019	9.68	.17	.97	1.14	(.18)	10.64	11.89	13		1.53	1.53	1.67
Class R-4:
11/30/2023	9.60	.19	.38	.57	(.17)	10.00	6.02	6		1.10	1.10	1.97
11/30/2022	12.48	.14	(2.91)	(2.77)	(.11)	9.60	(22.23)	6		1.16	1.16	1.39
11/30/2021	11.86	.12	.62	.74	(.12)	12.48	6.22	8		1.19	1.19	.94
11/30/2020	10.66	.12	1.19	1.31	(.11)	11.86	12.43	7		1.20	1.20	1.17
11/30/2019	9.70	.20	.97	1.17	(.21)	10.66	12.19	8		1.24	1.24	1.95
Class R-5E:
11/30/2023	9.59	.21	.38	.59	(.19)	9.99	6.23	2		.91	.91	2.16
11/30/2022	12.47	.16	(2.91)	(2.75)	(.13)	9.59	(22.09)	2		.97	.97	1.60
11/30/2021	11.85	.15	.62	.77	(.15)	12.47	6.43	2		1.00	1.00	1.14
11/30/2020	10.65	.14	1.19	1.33	(.13)	11.85	12.69	1		1.00	1.00	1.36
11/30/2019	9.69	.21	.98	1.19	(.23)	10.65	12.42	1		1.04	1.04	2.02
Class R-5:
11/30/2023	9.62	.22	.37	.59	(.20)	10.01	6.22	5		.81	.81	2.27
11/30/2022	12.50	.17	(2.90)	(2.73)	(.15)	9.62	(21.95)	5		.86	.86	1.70
11/30/2021	11.87	.16	.63	.79	(.16)	12.50	6.60	6		.90	.90	1.26
11/30/2020	10.68	.16	1.17	1.33	(.14)	11.87	12.69	5		.90	.90	1.49
11/30/2019	9.72	.23	.97	1.20	(.24)	10.68	12.51	6		.93	.93	2.25
Class R-6:
11/30/2023	9.62	.23	.37	.60	(.21)	10.01	6.27	24		.76	.76	2.29
11/30/2022	12.49	.18	(2.90)	(2.72)	(.15)	9.62	(21.85)	21		.81	.81	1.75
11/30/2021	11.87	.17	.61	.78	(.16)	12.49	6.57	26		.85	.85	1.31
11/30/2020	10.68	.16	1.18	1.34	(.15)	11.87	12.75	22		.85	.85	1.52
11/30/2019	9.71	.23	.99	1.22	(.25)	10.68	12.69	34		.88	.88	2.24

Refer to the end of the table for footnotes.

American Funds Developing World Growth and Income Fund	23

Financial highlights (continued)

	Year ended November 30,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[11]	37%	45%	32%	36%	40%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Amount less than $.01.
[10]	Not annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

24	American Funds Developing World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the investment portfolio, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
January 9, 2024

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Developing World Growth and Income Fund	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2023, through November 30, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	American Funds Developing World Growth and Income Fund

Expense example (continued)

	Beginning account value 6/1/2023	Ending account value 11/30/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,036.14	$6.13	1.20%
Class A – assumed 5% return	1,000.00	1,019.05	6.07	1.20
Class C – actual return	1,000.00	1,032.34	9.99	1.96
Class C – assumed 5% return	1,000.00	1,015.24	9.90	1.96
Class T – actual return	1,000.00	1,038.76	4.91	.96
Class T – assumed 5% return	1,000.00	1,020.26	4.86	.96
Class F-1 – actual return	1,000.00	1,036.45	5.82	1.14
Class F-1 – assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class F-2 – actual return	1,000.00	1,038.99	4.40	.86
Class F-2 – assumed 5% return	1,000.00	1,020.76	4.36	.86
Class F-3 – actual return	1,000.00	1,038.52	3.83	.75
Class F-3 – assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-A – actual return	1,000.00	1,036.04	6.23	1.22
Class 529-A – assumed 5% return	1,000.00	1,018.95	6.17	1.22
Class 529-C – actual return	1,000.00	1,033.16	10.24	2.01
Class 529-C – assumed 5% return	1,000.00	1,014.99	10.15	2.01
Class 529-E – actual return	1,000.00	1,036.29	6.99	1.37
Class 529-E – assumed 5% return	1,000.00	1,018.20	6.93	1.37
Class 529-T – actual return	1,000.00	1,038.40	5.16	1.01
Class 529-T – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-F-1 – actual return	1,000.00	1,038.51	4.80	.94
Class 529-F-1 – assumed 5% return	1,000.00	1,020.36	4.76	.94
Class 529-F-2 – actual return	1,000.00	1,038.90	4.50	.88
Class 529-F-2 – assumed 5% return	1,000.00	1,020.66	4.46	.88
Class 529-F-3 – actual return	1,000.00	1,039.15	4.19	.82
Class 529-F-3 – assumed 5% return	1,000.00	1,020.96	4.15	.82
Class R-1 – actual return	1,000.00	1,034.13	9.38	1.84
Class R-1 – assumed 5% return	1,000.00	1,015.84	9.30	1.84
Class R-2 – actual return	1,000.00	1,033.37	9.33	1.83
Class R-2 – assumed 5% return	1,000.00	1,015.89	9.25	1.83
Class R-2E – actual return	1,000.00	1,035.73	7.86	1.54
Class R-2E – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-3 – actual return	1,000.00	1,036.31	7.15	1.40
Class R-3 – assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class R-4 – actual return	1,000.00	1,037.78	5.57	1.09
Class R-4 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-5E – actual return	1,000.00	1,038.84	4.60	.90
Class R-5E – assumed 5% return	1,000.00	1,020.56	4.56	.90
Class R-5 – actual return	1,000.00	1,038.23	4.09	.80
Class R-5 – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-6 – actual return	1,000.00	1,039.56	3.83	.75
Class R-6 – assumed 5% return	1,000.00	1,021.31	3.80	.75

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Developing World Growth and Income Fund	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2023:

Foreign taxes	$0.06 per share
Foreign source income	$0.33 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$3,304,000
Corporate dividends received deduction	$1,172,000
U.S. government income that may be exempt from state taxation	$844,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

28	American Funds Developing World Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[3]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[4]	Other directorships[4] held by trustee
Gina F. Adams, 1958	2022	Senior Vice President, Government and Regulatory Affairs, FedEx Corporation (transportation/logistics company)	5	Entergy Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC; former Assistant Secretary of Commerce, U.S. Department of Commerce	5	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2013	Former Director, EL & EL Investments (real estate)	21	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Nariman Farvardin, 1956	2022	President, Stevens Institute of Technology	93	None
William D. Jones, 1955 Chair of the Board (Independent and Non-Executive)	2013	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	None
Sharon I. Meers, 1965	2021	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company)	7	None
Josette Sheeran, 1954	2019	President and Director, Canoo Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	8	None
Margaret Spellings, 1957	2013	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Refer to page 30 for footnotes.

American Funds Developing World Growth and Income Fund	29

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
F. Chapman Taylor, 1959 President	2013	Partner – Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Principal Executive Officer	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Arthur Caye, 1970 Senior Vice President	2023	Partner — Capital International Investors, Capital International Sàrl[7]; Vice Chairman, Corporate Manager (Gérant) and Director, Capital International Sàrl[7]
Noriko Honda Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; Chair, President, Principal Executive Officer and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]; Director, Capital International K.K.[7]
Saurav Jain, 1980 Senior Vice President	2022	Partner — Capital International Investors, Capital Group Investment Management Pte. Ltd.[7]
Victor D. Kohn, 1957 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; President and Director, Capital International, Inc.[7]
Lisa Thompson, 1965 Senior Vice President	2023	Partner — Capital International Investors, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Saurav Jain, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

30	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	31

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32	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	33

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34	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Sharon I. Meers, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

DWGI

Registrant:

a) Audit Fees:
Audit	2022	111,000
	2023	2,000

b) Audit-Related Fees:
	2022	None
	2023	None

c) Tax Fees:
	2022	15,000
	2023	18,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,112,000
	2023	2,393,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	394,000

	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,522,000 for fiscal year 2022 and $2,411,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2024

By ___/s/ Hong T. Le________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: January 31, 2024